Wolverine -Shenin Vend-In Contract CON-02-04

ADDITIONAL PROPERTY
MAP STAKED LICENCE NO. 013472M
(comprising 6 claims in Labrador staked by Richard Haderer)

THIS TRANSFER OF ADDITIONAL PROPERTY made as of May 17, 2007, pursuant to the VEND-IN AGREEMENT FOR THE PURCHASE AND SALE OF RESOURCE EXPLORATION PROPERTY made effective as of February 28, 2007 by and between WOLVERINE EXPLORATION INC. (“Wolverine”), a Nevada, U.S.A. corporation having an office at 2470 Saint Rose Pkwy, Suite 304, Henderson, NV, U.S.A. 89074 (herein called the "Buyer"), and SHENIN RESOURCES INC. (“Shenin”),  an Alberta, Canada corporation, having an office at 103 Huntcroft Place NE, Calgary, Alberta, Canada T2K 4E6 AND RICHARD HADERER (“Haderer”) of Calgary, Alberta, Canada.

RECITALS:

WHEREAS Haderer is a Director of Shenin and is an additional party hereto.

WHEREAS Haderer, for and on behalf of Shenin, staked 6 claims in Labrador as shown on Map Staked Licence No. 013472M on May 17, 2007 (the “Additional Property”), as shown on the  licence,  attached hereto as Schedule “A”.

WHEREAS it was contemplated that additional Property would be acquired as part and parcel of the original vend-in agreement and made available to the extent of a 90% interest therein at no additional cost to Wolverine.

WHEREAS the Vend-In Agreement provides for such additional Property to be acquired and governed by the provisions of the Agreement, in particular paragraph 12.1, as follows:

ARTICLE XII
ADDITIONAL PROPERTY

12.1Right of First Refusal for Additional Property.  Shenin, for itself and on behalf of the Sellers, hereby agrees to Offer to Buyer within ninety (90) days a 90% Purchased Interest in all further Property in Labrador, Canada which Shenin or any of the Sellers may acquire from time to time.

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WHEREAS Property is defined as follows:

Property shall mean the rights or territory in Labrador in respect of which Licences have issued to or for the benefit of the Sellers, or may issue to or for the benefit of the Sellers from time to time, to explore and take Minerals of any nature whatever from the licenced claims, staked area or otherwise acquired property interest described in the Schedule 2.7  Resource Property, to the extent permitted by Governmental Authority and the particular Licences.

WHEREAS Property is described as follows, and includes Map Staked Licence No. 013472M (comprising 6 claims):
SCHEDULE 2.7
PROPERTY
 LICENCES FOR RESOURCE PROPERTY

1....

2.All other Interests in property in Labrador, Canada as Shenin may acquire from time to time.

3....

NOW WITNESS THEREFORE THAT IN CONSIDERATION of the sum of ONE (US$1.00) US DOLLAR now paid by Wolverine to Shenin and the sum of THREE HUNDRED SIXTY (CAD$360.00) CA DOLLARS now paid to Haderer, (the receipt and sufficiency of which in each case is hereby acknowledged), the parties hereto agree as follows:

1.The above Recitals are incorporated herein.

2.Haderer acknowledges that he has no beneficial interest in and to the Additional Property, and that at all material times he held the beneficial interest therein in trust for the sole use and benefit of Shenin, and Haderer shall be reimbursed the sum of CAD$360.00, receipt of which is hereby acknowledged.

3.Shenin hereby transfers an undivided 90% Purchased Interest, being an undivided 90%  beneficial interest in and to the Additional Property to Wolverine.

4.Haderer hereby transfers all legal right title to and interest in the Additional Property to Wolverine.

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5.Wolverine hereby confirms that it holds an undivided 10% beneficial interest in and to the Additional Property in trust for the sole use and benefit of Shenin, and that this Additional Property shall be governed by the Vend-In Agreement.

6.The Parties hereby waive compliance with the right of first refusal mechanism, and Schedule E of the Vend-In Agreement, and acknowledge that this agreement is in lieu thereof.

7.Further Acts:  In order to fulfill the intent of the Parties hereto, they shall execute from time to time all reasonable documents and do all such things as may be necessary or desirable to more completely and effectively carry out the terms and intentions of this Agreement, to implement it in all respects, or to fulfil consequential aspects thereof, which any other Party may request from time to time at the expense, if any, of the Party so requesting.  Further, the parties shall cause the corporate parties to act in the manner contemplated by this Agreement and, to the extent permitted by law, cause the Board of Directors so to act.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered on the date first above written.

WOLVERINE EXPLORATION INC.

Per: _____/s/ Lee P. Costerd____
  Lee P. Costerd, Its President

SHENIN RESOURCES INC.

Per: _____/s/ Richard Haderer___
  Richard Haderer, Its President

SIGNED, SEALED AND DELIVERED)
  )                        /s/ Richard Haderer
_/s/ Witness ___________________)                           ___________________________
WITNESS)                                       RICHARD HADERER

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SCHEDULE  “A”

MAP STAKED LICENCE NO. 013472M
(comprising 6 claims in Labrador staked by Richard Haderer)

(INSERT COPY OF LICENCE HERE)

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AFFIDAVIT OF EXECUTION

CANADA                                                                )           I, ___________________, of the City of)___________________, in the Province of Alberta,
PROVINCE OF ALBERTA                                    )
  )           MAKE OATH AND SAY:
TO WIT:                                                                  )

1.           I was personally present and did see RICHARD HADERER named in the within instrument, who is personally known to me to be the person named therein, duly sign and execute the same for the purposes named therein.

2.           That I am the subscribing witness thereto.

3.           That I know the said person and he is in my belief of the full age of eighteen (18) years.

SWORN BEFORE ME at the City of                                                                           )
___________, in the Province of Alberta,                                                               )           ____________________________
this ______ day of ______, 2007.                                                                             )
                                                         )
____________________________                                                                       )
Commissioner for Oaths in and for                                                                           )
the Province of Alberta                                                                                              )

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